                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 10, 1999



                        SERVICE MERCHANDISE COMPANY, INC.
                   (Debtor-in-Possession as of March 27, 1999)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                   Tennessee                                  1-9223                     62-0816060
 --------------------------------------------         ----------------------         ------------------
(State or other jurisdiction of incorporation)       (Commission File Number)         (I.R.S. Employer
                                                                                     Identification No.)


7100 Service Merchandise Boulevard, Brentwood, TN                  37027
-------------------------------------------------              --------------
    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.        Other Events
--------------------------------------------------------------------------------


         Service Merchandise Company, Inc. (the "Company") has filed its 1999 operating plan (the "Operating Plan") as Exhibit 99 to this Current Report on Form 8-K.

         The Company cautions investors or potential investors not to place undue reliance upon the information contained therein. The Operating Plan is being made available publicly because such information was made available on a confidential basis to certain of the Company's creditors for purposes of their credit analyses. The Company is not obligated to update the Operating Plan to reflect subsequent events or circumstances. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Operating Plan is complete. The Operating Plan also contains information which may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Securities Exchange Act of 1934 and investors and potential investors in the Company's securities are cautioned to refer to the Company's filings made pursuant to the Exchange Act. Moreover, the Operating Plan and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and which are subject to significant business, economic and competitive uncertainties and contingencies, including those described therein and in this report, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Plan.

         The Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP Facility; the ability of the Company to operate successfully under a Chapter 11 proceeding; approval of plans and activities by the Bankruptcy Court; risks associated with operating a business in Chapter 11; the ability of the Company to create and have approved a reorganization plan in the Chapter 11 Cases; adverse developments with respect to the Company's liquidity or results of operations; the ability of the Company to obtain shipments and negotiate terms with vendors and service providers for current orders; the ability to conduct inventory liquidation sales to improve liquidity; the ability to develop, fund and execute an operating plan for the Company; the ability of the Company to attract and retain key executives and associates; competitive pressures from other retailers, including specialty retailers and discount stores, which may affect the nature and viability of the Company's business strategy; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability to maintain gross profit margins; the seasonal nature of the Company's business (including risks related to seasonal inventory increases) and the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods; the ability of the Company to attract and retain customers; costs associated with the shipping, handling and control of inventory and the Company's ability to optimize its supply chain; potential adverse publicity; availability and cost of management and labor employed; real estate occupancy and development costs, including the substantial fixed investment costs associated with opening, maintaining or closing a Company store; the potential delisting of the Company's securities and the absence of an active public trading market; the ability of the Company to provide a private label credit card; and the ability to effect conversions to new technological systems, including becoming Year 2000 compliant.

                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SERVICE MERCHANDISE COMPANY, INC.


Date: August 10, 1999                   By: /s/ C. Steven Moore
                                           ------------------------------
                                             C. Steven Moore
                                             Senior Vice President

                                  EXHIBIT INDEX



   No.                                   Exhibit
---------          ----------------------------------------------------------
   99              Operating Plan